UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2007

VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2870 Kilgore Road, Rancho Cordova, CA	95670
(Address of principal executive offices)	(Zip Code)
800-228-4728
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Volcano Corporation (“Volcano”) with the Securities and Exchange Commission (“SEC”) on December 19, 2007 (the “December 8-K”) related to Volcano’s acquisition of CardioSpectra, Inc. (“CardioSpectra”) to include required financial statements of an acquired business, required pro forma financial information and related exhibits. The information previously reported in the December 8-K is hereby incorporated by reference into this Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited financial statements of CardioSpectra as of December 31, 2006 and 2005, for the year ended December 31, 2006 and for the periods from April 20, 2005 (inception) to December 31, 2006 and 2005, are attached hereto as Exhibit 99.1 and are incorporated by reference in their entirety herein.
The unaudited condensed financial statements of CardioSpectra as of and for the three and nine months ended September 30, 2007 and 2006, and for the period from April 20, 2005 (inception) through September 30, 2007, are attached hereto as Exhibit 99.2 and are incorporated by reference in their entirety herein.
(b) Unaudited Pro Forma Financial Information.
The following unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.3 and is incorporated by reference in its entirety herein:
(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2007.

(iv)	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 7, 2007, by and among Volcano Corporation, Corazon Acquisition, Inc., CardioSpectra, Inc. and Christopher E. Banas and Paul Castella, as the Shareholders’ Representatives.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Financial Statements of CardioSpectra, Inc. as of December 31, 2006 and 2005, for the year ended December 31, 2006 and for the periods from April 20, 2005 (inception) to December 31, 2006 and 2005.

99.2	Unaudited Condensed Financial Statements of CardioSpectra, Inc. as of and for the three and nine months ended September 30, 2007 and 2006, and for the period from April 20, 2005 (inception) through September 30, 2007.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcano Corporation
March 3, 2008	By:	/s/ John T. Dahldorf
Date		John T. Dahldorf
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated December 7, 2007, by and among Volcano Corporation, Corazon Acquisition, Inc., CardioSpectra, Inc. and Christopher E. Banas and Paul Castella, as the Shareholders’ Representatives.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Financial Statements of CardioSpectra, Inc. as of December 31, 2006 and 2005, for the year ended December 31, 2006 and for the periods from April 20, 2005 (inception) to December 31, 2006 and 2005.

99.2	Unaudited Condensed Financial Statements of CardioSpectra, Inc. as of and for the three and nine months ended September 30, 2007 and 2006, and for the period from April 20, 2005 (inception) through September 30, 2007.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.